ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:	Dec. 29, 2022
Recast [Member]
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:

4.	ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:

	April 30, 2022 $	April 30, 2021 $

Trade payables	189,615	160,503
Amounts due to related parties (Note 9)	224,627	219,256
Withholding tax and interest on deemed dividends (Note 6)	896,756	896,756
Interest payable on promissory notes (Note 6)	78,579	1,621,951

Total accounts payable and accrued liabilities	1,389,577	2,898,466

A portion of the balances are included on the balance sheet as either accounts payable and accrued liabilities or as liabilities held-for-sale (Note 12).  At April 30, 2022, $1,250,188 is included as accounts payable and accrued liabilities (2021 - $2,785,881).  At April 30, 2022, $139,389 is included in liabilities held-for-sale (2021 - $112,585) (Note 12).

The Company has obtained an indemnification from BV Lending, LLC for the Company’s withholding tax liability, interest and penalties owing.